January 29, 2004

Dear Shareholder:

        You are cordially invited to attend the Company's annual meeting on February 26, 2004. The meeting will begin promptly at 5:30 p.m., Hancock Bank, One Hancock Plaza, Gulfport, Mississippi.

        The official Notice of Meeting, Proxy Statement and Form of Proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

         The vote of every shareholder is important. Regardless of whether or not you plan to attend the annual meeting in Gulfport, please sign, date and promptly mail your proxy. The Board of Directors and Management look forward to greeting those shareholders that are able to attend.

                                                  Sincerely,

                                                  /s/ George A. Schloegel

                                                  George A. Schloegel
                                                  Chief Executive Officer

                                               Hancock Holding Company
                                                 One Hancock Plaza
                                                  2510 14th Street
                                                 Gulfport, MS 39501
                                                   (228) 214-5242
                                                  January 29, 2004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The annual meeting of shareholders of Hancock Holding Company will be held at Hancock Bank, One Hancock Plaza, 2510 14th Street, Gulfport, MS 39501, on February 26, 2004 at 5:30 p.m., for the following purposes:

      1.   To elect three (3) directors to hold office for a term of three (3) years or until their successors are elected and qualified. (Item 1)

      2.   To vote on approval of the appointment of KPMG LLP, as the Independent Public
           Accountants for the Company. (Item 2)

        Only those shareholders of record at the close of business on December 31, 2003 shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                                                                By Order of the Board of Directors

                                                                                /s/ George A. Schloegel

                                                                                George A. Schloegel
                                                                                Chief Executive Officer

                                 Hancock Holding Company
                                    One Hancock Plaza
                                    2510 14th Street
                               Gulfport, Mississippi 39501
                                     Proxy Statement
                                     January 29, 2004

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Hancock Holding Company (the “Company” or “HHC”) for the annual meeting of shareholders to be held on February 26, 2004, 5:30 p.m., local time, at Hancock Bank, One Hancock Plaza, 2510 14th Street, Gulfport, Mississippi. Only shareholders of record at the close of business on December 31, 2003 are entitled to notice of and to vote at the meeting. It is expected the Proxy Materials will be first mailed on January 29, 2004.

This proxy solicitation is made by the Board of Directors of HHC. Nominees are advised prior to record date to submit their request for proxy solicitation materials, and they are shipped overnight to nominees or their designated agent for process to non-objecting beneficial owners and objecting beneficial owners.

Holders of record of the Company’s Common Stock, par value $3.33 per share (the “Common Stock”) and Series A Preferred Stock, par value $20.00 per share (the “Preferred Stock”), as of December 31, 2003 (the “Record Date”) are entitled to vote at the meeting or any adjournment thereof. Each share of Common Stock entitles the holder thereof to one (1) vote on each matter presented at the Annual Meeting for shareholder approval. Each holder of Preferred Stock shall have a number of votes equal to the number of shares of Common Stock into the Preferred Stock is convertible. On December 31, 2003, 15,255,468 shares of Common Stock were outstanding and entitled to vote, and 1,658,275 shares of Preferred Stock, convertible at the current conversion price into 1,105,406 shares of Common Stock, were outstanding and entitled to vote. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock and Preferred Stock outstanding and entitled to vote on December 31, 2003 will constitute a quorum.

Pursuant to Mississippi Law and the Company’s Bylaws, action on a matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Company’s Articles of Incorporation or Mississippi Law specifically requires a greater number of affirmative votes on a particular matter. Abstentions and broker non-votes are only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

Pursuant to Mississippi Law and the Company’s Bylaws, directors are elected by a plurality of the votes cast in the election of directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as directors, up to the maximum number of directors to be chosen at the meeting.

Shareholders of the Company do not have cumulative voting rights with respect to the election of directors at the Annual Meeting. A shareholder has the right to vote the number of shares owned in the election of each director. With respect to the election of three (3) directors to hold office for a term of three (3) years, the nominees receiving the most votes, up to three (3), will be elected. If the Proxy is marked to vote for the three (3) directors as a group, one vote will be cast for each director for each share entitled to vote. If any shareholder wishes to vote for fewer than three (3) directors, they may line through or otherwise strike out the name of any nominee.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy: (1) by personally appearing and choosing to vote at the Annual Meeting; (2) by written notification to the Company which is received prior to the exercise of the Proxy; or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “FOR” Items 1and 2 as described below.

Corporate Communications, Inc. is contracted by the Company to solicit proxy requests at a cost of approximately $3,500, plus customary expenses. The contact at Corporate Communications, Inc. is Mr. Roy Alley, 523 Third Avenue South, Nashville, Tennessee 37210. He can be reached at telephone number (615) 254-3376. All nominees and brokers will be reimbursed the allowable charges as per U.S. Securities and Exchange Commission regulations. The Company will bear the cost of the solicitation of proxy materials. All requests for payment should be directed to: Hancock Holding Company, Investor Relations, P.O. Box 4019, Gulfport, MS 39502. Solicitation of proxies will be primarily by mail. Officers, directors, and employees of the Company and its subsidiaries, Hancock Bank and Hancock Bank of Louisiana, (hereinafter referred to collectively as the "Banks") also may solicit Proxies personally.

Any shareholder, or their appointed agent, who has any questions concerning the procedures for voting their proxy or the annual meeting should contact the Corporate Investor Relations Department, attention Paul D. Guichet at (228) 214-5242 or 1-800-522-6542 ext. 85242.

                                           MANAGEMENT PROPOSALS:

ITEM 1 -- ELECTION OF DIRECTORS

The Board of Directors, by a vote of a majority of the full Board, has nominated the persons named below for election to serve as directors. The term of each of the three (3) newly elected directors will expire at the Annual Meeting of Shareholders in 2007 or when his successor has been elected and qualified.

The Company’s Articles of Incorporation provide for a Board of at least nine (9) directors classified into three (3) classes of directors. At each annual meeting each class of directors whose term has expired will be elected to hold office until the third succeeding annual meeting or until their successor has been elected and qualified.

It is the intent of the persons named in the Proxy to vote such Proxy “FOR” the election of the nominees listed below, unless otherwise specified in the Proxy. In the event that any such nominee should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the Proxy will vote for the election of such person in the place of such nominee as the Board of Directors may recommend.

Nominations for the election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company’s Secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of: (i) the date that notice of the date of the meeting was first mailed to the shareholders, or (ii) the date on which public disclosure of such date was made. The shareholder’s notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company’s Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder’s notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the class and amount of such shareholder’s beneficial ownership of the Company’s Preferred and Common Stock.

If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder’s nomination should not be brought before the meeting and that such nominee shall not be eligible for election as Director of the Company.

NOMINEES FOR DIRECTOR James B. Estabrook, Jr. - currently a Director

Additional information for Mr. Estabrook can be found in the section describing directors of the Company.

Robert W. Roseberry - currently a Director

Additional information for Mr. Roseberry can be found in the section describing directors of the Company.

Leo W. Seal, Jr. - currently a Director

Additional information for Mr. Seal can be found in the section describing directors of the Company.

The Board of Directors Recommends you vote FOR Item 1.

ITEM 2 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed KPMG LLP, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2004, and until their successors are selected.

On January 20, 2004, the Company dismissed Deloitte & Touche LLP as its independent auditors, after Deloitte & Touche LLP completed its audit of the financial statements of the Company for the fiscal year ended December 31, 2003. The Audit Committee of the Board of Directors of the Company approved the decision to change auditors.

During the two fiscal years ended December 31, 2003 and 2002, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte Touche LLP’s satisfaction, would have caused Deloitte Touche LLP to make a reference to the subject matter of the disagreements in their reports on the financial statements for such years.

During the two most recent fiscal years, Deloitte & Touche LLP’s reports on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has been advised that neither firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of Deloitte & Touche LLP or KPMG LLP will be in attendance at the Annual Meeting or be present to make a statement or be available to respond to questions.

Although not required to do so, the Board of Directors has chosen to submit its appointment of KPMG LLP for ratification by the Company’s shareholders. It is the intention of the persons named in the Proxy to vote such Proxy FOR the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter. The proposal will be ratified if the votes cast favoring the appointment exceed the votes cast opposing it.

The Board of Directors Recommends you vote FOR Item 2.

DIRECTORS OF HHC

Frank E. Bertucci,
         An  independent  Director of the Company since 2000.  Since 1978,  Mr.
Bertucci has been employed
with  F.E.B.  Distributing  Co.,  Inc.,  a  regional  beverage  wholesaler  and  currently  serves  as  its
President.  Advisory Director of Hancock Bank since 1995.
         Term of Office: For a three-year period to expire 2005.
         Age: 47

Joseph F. Boardman, Jr.
         An independent Director of
the Company since 1984, Chairman of the Board since 1987. Retired President of
Coast Materials Company (Ready Mixed Concrete Business), Gulfport, Mississippi.
Advisory Director of Hancock Bank since 1972.

         Term of Office: For a three-year period to expire in 2005.
         Age: 74

James B. Estabrook, Jr.
         An  independent  Director of the Company since 1995.  Mr.  Estabrook's  principal  occupation  has been as President of Estabrook  Motor Co., Inc.  since 1967.  Mr.  Estabrook  also serves in the capacities at the companies  indicated:  President of Weaver Motor Co., Inc.  (Automobile  Dealerships);  President of
Auto  Credit,  Inc.  (Auto  Finance  Business);  General  Partner,  Estabrook  Properties,  LP (Real Estate
Business);   Vice  President,   Falcon  Leasing  and  Rental,  Inc.,  (Daily  Rental  Automobile  Business)
Pascagoula, Mississippi; and Advisory Director of Hancock Bank since 1985.
         Term of Office: For a three-year term to expire in 2004.
         Age: 59

James H. Horne
         An  independent  Director of the Company  since 2000.  Mr.  Horne is owner of Capital  Properties,
Inc. and Valuation  Specialist,  Inc.,  specializing  in real estate  development and appraisal for over 20 years.  Mr. Horne is also  President of Ocean  Springs Self  Storage,  Inc.,  Ocean  Springs,  Mississippi;
President of Gulfport Self Storage,  Inc., Gulfport,  Mississippi;  President of Grelot Self Storage, Inc.,
Gautier,  Mississippi;  Gautier Self Storage,  Inc., Gautier,  Mississippi;  Market Street Properties (Self
Storage business), Biloxi, Mississippi.  Advisory Director of Hancock Bank since 1995.
         Term of Office: For a three-year period to expire 2006.
         Age: 51

Charles H. Johnson, Sr.
         An  independent  Director of the Company  since 1987.  Business  Manager  since 1961 and  previous
President  of  Charles  H.  Johnson,   Inc.  (Residential  General  Contracting   Business),   Diamondhead,
Mississippi;  Treasurer  since 1965,  Universal  Warehouse,  Inc.,  (Mini-Storage  Business),  Diamondhead,
Mississippi.  Advisory Director of Hancock Bank since 1977.
         Term of Office: For a three-year period to expire 2005.
         Age: 70

Robert W. Roseberry
         Director of the Company  since 2001.  President of Northern  Division of Hancock  Bank,  Gulfport,
Mississippi,  since 2001.  Chairman and Chief Executive  Officer of Lamar Capital  Corporation from 1998 to
2001.  President  and Chief  Executive  Officer of Lamar Bank from 1986 to 1998.  Mr.  Roseberry  served in various capacities with Lamar Bank from 1971 to 1986. Director of Lamar Bank since 1972.
         Term of Office: For a three-year term to expire in 2004.
         Age: 53

George A. Schloegel
         Director of the Company
since 1984. President, Hancock Bank, Gulfport, Mississippi, since 1990, Vice
Chairman of the Board of Hancock Holding Company since 1984 and named Chief
Executive Officer, Hancock Holding Company 2000; Director of Hancock Bank of
Louisiana, since 1990. Director of Mississippi Power Company, Gulfport,
Mississippi. Mr. Schloegel was employed part-time with Hancock Bank from
1956-1959 and began full-time employment in 1962. He served in various capacities until being named President in 1990.
         Term of Office: For a three-year term to expire in 2006.
         Age: 63

Leo W. Seal, Jr.
         Director of the Company
since 1984. President, Hancock Bank, Gulfport, Mississippi from 1963 to 1990;
President of Hancock Holding Company since 1984, Chief Executive Officer from
1984 to 2000; Advisory Director, Hancock Bank of Louisiana since 1993. Hancock
Bank employed Mr. Seal in 1947. He was elected to the Board of Directors of
Hancock Bank in 1961 and named President in 1963 and in 1977 he was named Chief
Executive Officer.
         Term of Office: For a three-year period to expire in 2004.
         Age: 79

Christine L. Smilek
         An  independent  Director  since 2000.  Ms. Smilek is a Certified  Public  Accountant and owner of
Smilek, CPA since 1991.  Advisory Director of Hancock Bank since 1995.
               Term of Office: For a three-year period to expire in 2006.
               Age: 43

George A. Schloegel is a director of Mississippi Power Company, Gulfport, Mississippi. None of the other Directors of the Company are directors of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company act of 1940.

A majority of the Company’s directors are independent as defined in NASDAQ listing standards. No family relationship exists between any directors, executive officers, or persons nominated to become a director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and preferred Stock of the Company. Officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended December 31, 2003, the officers, directors and greater than ten percent beneficial stockholders have complied with all applicable Section 16(a) reporting requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the number of shares of Common Stock of the Company held as of December 31, 2003 by the only shareholders who are known to management to be the beneficial owners of more than five percent (5%) of the Company’s outstanding shares:

Name and Address               Amount and                    Percent
of Beneficial Owner            Nature of                     of Class
                               Beneficial Ownership(1)
                               of Common Stock
-------------------------------------------------------------------------------

Hancock Bank Trust Department    3,140,995.1 (2)               20.6%
One Hancock Plaza
Gulfport, Mississippi 39501

Leo W. Seal, Jr.                 1,656,055.8 (3)               10.9%
408 North Beach Blvd.
Bay St. Louis, Mississippi
39520
------------------------
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Consists  of shares  held and  voted by the  Hancock  Bank  Trust  Department  as  trustee  for 84 different  accounts.  Within  these 84  accounts,  the  Trust  Department  has sole  voting  rights on
     2,488,761.1  shares,  shared voting rights on 652,234 shares and no power to vote 31,453.5 shares. The
     Trust  Department  has the sole right to dispose of  1,847,761.1  shares,  shared  right to dispose of
     804,093.3 shares and no authority to dispose of 42,962 shares.
(3)  Includes  4,037.8  shares  owned by Mr.  Seal's  wife,  180,000  shares  held in a marital  trust,
     140,682  shares held in a charitable  trust,  of which Mr. Seal has voting  rights but no  dispositive powers,  and excludes  652,234  shares in three (3) trusts held by the Hancock  Bank Trust  Department
     (included in the 3,140,995.1  shares shown above as beneficially  owned by the Trust Department) as to which Mr.  Seal has sole  voting  rights,  but no power of  disposition.  Mr.  Seal's  sister  and her children are the  beneficiaries of these trusts.  It also includes 50,997 options and 6,000 restricted stock shares, which were granted to Mr. Seal in the 1996 Long-Term Incentive Plan.

SECURITY OWNERSHIP OF MANAGEMENT
(As of December 31, 2003)

Name of Beneficial Owner                             Amount and                        Percent
                                                      Nature of                        of Class
                                               Beneficial Ownership(1)
                                                    of Common Stock

---------------------------------------------------------------------------------------------------
Directors
Frank E. Bertucci                                       994.2   (1)                     0.01%
Joseph F. Boardman, Jr.                              16,294.0   (2)                     0.11%
James B. Estabrook, Jr.                               4,130.5   (3)                     0.02%
James H. Horne                                       13,554.4   (4)                     0.09%
Charles H. Johnson, Sr.                              11,145.0   (1)                     0.07%
Robert W. Roseberry                                  94,385.2  (12)                     0.62%
George A. Schloegel                                 272,894.7   (5)                     1.79%
Leo W. Seal, Jr.                                  1,656,055.8   (6)                    10.90%
Christine L. Smilek                                     396.2   (7)                     0.01%
Executive Officers
Charles A. Webb, Jr.                                 20,063.1   (8)                     0.13%
Alfred G. Rath                                        1,107.0   (9)                     0.01%
Carl J. Chaney                                       38,809.9  (10)                     0.25%
John M. Hairston                                     37,838.9  (11)                     0.25%
Richard T. Hill                                      23,932.4                           0.16%
                                                               (13)
Clifton J. Saik                                      15,610.2  (14)                     0.10%
Directors and Executive Officers as a             2,210,730.4  (15)                     14.5%
group (18 persons)
-----------------------------
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Includes 739 shares owned by Mr. Boardman's wife.
(3)  Includes 1,542 shares owned by Mr. Estabrook's minor child.
(4)  Includes 603 shares owned by Mr.  Horne's wife;  1,152.9 shares owned jointly by Mr. Horne and his wife; 637.8 shares owned jointly with his children; and 10,841.4 shares held by Mr. Horne's company.
(5)  Includes  56,476 shares owned jointly by Mr.  Schloegel and his wife;  310.5 shares owned directly by his spouse;  71,998 options and 6,000  Restricted Stock Awards granted to Mr. Schloegel in the 1996
     Long-Term Incentive Plan.
(6)  Includes  4,037.8 shares owned by Mr. Seal's wife,  180,000 shares held in marital trust,  140,682 shares  held  in a  charitable  trust  of  which  Mr.  Seal  has  voting  rights  but  no  dispositive powers,  and excludes  652,234 shares held in a fiduciary  capacity by Hancock Bank's Trust Department as to which Mr. Seal has sole voting  rights but no power of  disposition.  Mr.  Seal's sister and her children are beneficiaries of these trusts. Mr. Seal disclaims  beneficial  ownership of these 652,234 shares.  It also includes 50,997 options and 6,000  restricted stock awards granted to Mr. Seal in the
     1996 Long-Term Incentive Plan.
(7)  Includes 194.7 shares owned by Ms. Smilek's husband.
(8)  Includes 15,516 shares owned jointly with Mr. Webb's wife.
(9)  Includes 656 shares held in custody for Mr. Rath's children.
(10) Includes sole ownership of 150 shares of Series A preferred  stock;  8,350 shares of common stock owned by Mr. Chaney's wife; 308 shares of common stock held for the benefit of Mr. Chaney's  children, of whom he is the custodian;  19,798 options and 3,000  restricted  stock awards granted to Mr. Chaney in the 1996 Long-Term Incentive Plan.
(11) Includes  24,598 options and 3,000  restricted  stock awards  granted to Mr.  Hairston in the 1996
     Long-Term Incentive Plan.
(12) Represents  the  conversion  of Mr.  Roseberry's  Series A preferred  stock into shares of common.
     Preferred stock holdings represent 8.9% of preferred stock outstanding.
(13) Includes  11,250  options  and 1,500  restricted  stock  awards  granted  to Mr.  Hill in the 1996
     Long-Term Incentive Plan.
(14) Includes  9,375  options  and  1,500  restricted  stock  awards  granted  to Mr.  Saik in the 1996
     Long-Term Incentive Plan.
(15) Includes  all  shares  held as a group  by all  the  Company  Directors  and  Executive  Officers,
     including  shares  disclaimed  by Mr. Seal as noted in footnote  #6 above.  This group  consists of 16 persons.

                                          EXECUTIVE COMPENSATION
                                   SUMMARY MANAGEMENT COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------
                                        Annual Compensation               Long-Term Compensation
--------------------------------------------------------------------------------------------------------
Name and                                              Other Annual   Restricted    Stock      All Other
Principal                                             Compensation        Stock  Options   Compensation
Position                    Year  Salary($) Bonus($)            ($)  Awards ($)*   (#)(1)         ($)(2)
--------------------------------------------------------------------------------------------------------
George A. Schloegel         2003  405,000  208,251        1,496(3)   134,130(7)   10,000          6,000
Vice Chm & CEO, HHC;                                      1,769(4)
President & CEO,                                          3,231(5)
Hancock Bank                                              2,376(6)
                                                       222,378(12)
                                                         7,920(14)
                            2002   374,423  219,409       1,928(3)    84,000(7)   15,000          5,500
                                                          4,044(4)
                                                            956(5)
                                                          2,376(6)
                                                       222,378(12)
                                                         7,200(14)
                            2001   352,000  211,200       1,258(3)        0(13)    0(13)          8,478
                                                          3,909(4)
                                                          1,091(5)
                                                          2,376(6)
                                                       222,754(12)
                                                         6,720(14)
Leo W. Seal, Jr.            2003   119,000        0           0(3)   134,130(8)    5,400              0
President, HHC                                           20,504(4)
                                                          3,062(5)
                                                          2,972(6)
                                                         7,920(14)
                            2002   113,231        0           0(3)    84,000(8)        0              0
                                                         20,512(4)
                                                          1,679(5)
                                                          3,090(6)
                                                         7,200(14)
                            2001   109,000        0           0(3)        0(13)    0(13)          2,524
                                                         18,000(4)
                                                          2,563(5)
                                                         3,090((6)
                                                         6,720(14)
Charles A. Webb, Jr.        2003   150,000    5,000       3,623(3)    33,157(9)        0              0
Vice Chm, Hancock                                         8,124(4)
Bank                                                          0(5)
                                                          4,573(6)
                                                         1,980(14)
                            2002   150,000    5,000       2,216(3)    21,000(9)        0              0
                                                          8,134(4)
                                                              0(5)
                                                          4,573(6)
                                                         1,800(14)
                            2001   150,000    5,000       1,495(3)        0(13)    0(13)          3,551
                                                          5,000(4)
                                                              0(5)
                                                          4,573(6)
                                                         1,400(14)

Carl J. Chaney              2003   210,577   83,063       3,316(3)   67,065(10)    9,000          6,000
EVP & CFO, HHC,                                               0(4)
Hancock Bank &                                            5,000(5)
Hancock Bank of LA                                          147(6)
                                                         3,960(14)
                            2002   191,346   89,921       2,123(3)   42,000(10)    6,000          5,500
                                                             41(4)
                                                          4,959(5)
                                                            152(6)
                                                         3,000(14)
                            2001   180,269   88,800       2,536(3)        0(13)    0(13)          6,203
                                                              0(4)
                                                          5,000(5)
                                                            152(6)
                                                         1,960(14)
John M. Hairston            2003   210,577   83,063       1,741(3)   67,065(11)    9,000          4,561
EVP & COO, HHC, Hancock                                   5,000(4)
Hancock Bank &                                                0(5)
Hancock Bank of LA                                          338(6)
                                                         3,960(14)
                            2002   191,346   89,921         961(3)   42,000(11)    6,000          5,500
                                                          2,626(4)
                                                          2,374(5)
                                                            293(6)
                                                         3,000(14)
                            2001   170,577   88,800       1,896(3)        0(13)    0(13)          5,628
                                                          5,000(4)
                                                              0(5)
                                                            292(6)
                                                         2,240(14)

(1)  Awards for the  calendar  year 2003 were  awarded  January 6, 2003,  a total of 9,750  shares were awarded  to these  executives  at the  price of  $44.71  per  share.  The  Company  did not  grant any restricted  stock  shares or options  during 2001 due to the change in timing of the awarding of these grants.
(2)  In 2002, the stock purchase  contribution and profit sharing plans were  discontinued and replaced with a 401(K)  matching  plan.  Data for years 2001 reflect  contributions  to the stock purchase plan contribution and profit sharing plans.
(3)  Automobile compensation.
(4)  Deferred compensation.
(5)  Executive Supplemental Reimbursement Plan.
(6)  Cost of excess life insurance.
(7)  Represents  the  fair  market  value on the date of grant  (01/06/03)  of 3,000  restricted  stock shares,  which were awarded,  for the calendar year 2003  Represents the fair market value on the date of grant  (01/09/02)  of 3,000  restricted  stock shares,  which were  awarded,  for the calendar year
     2002.  On December 31,  2003,  Mr.  Schloegel  held 6,000  restricted  shares in the  aggregate,  at a value of  $327,420.
(8)  Represents  the  fair  market  value on the date of grant  (01/06/03)  of 3,000  restricted  stock shares, which were awarded,  for the calendar year 2003.  Represents the fair market value on the date of grant  (01/09/02)  of 3,000  restricted  stock shares,  which were  awarded,  for the calendar year
     2002. On December 31, 2003,  Mr. Seal held 6,000  restricted  shares in the  aggregate,  at a value of
     $327,420.
(9)  Represents the fair market value on the date of grant  (01/06/03) of 750 restricted  stock shares, which were awarded, for the calendar year 2003.  Represents the fair market value on the date of grant
     (01/09/02)  of 750  restricted  stock  shares,  which were  awarded,  for the calendar  year 2002.  On
     December 31, 2003, Mr. Webb held 1,500 restricted shares in the aggregate, at a value of  $81,855.
(10) Represents  the  fair  market  value on the date of grant  (01/06/03)  of 1,500  restricted  stock shares, which were awarded,  for the calendar year 2003.  Represents the fair market value on the date of grant  (01/09/02)  of 1,500  restricted  stock shares,  which were  awarded,  for the calendar year
     2002. On December 31, 2003, Mr. Chaney held 3,000  restricted  shares in the aggregate,  at a value of
     $163,710.
(11) Represents  the  fair  market  value on the date of grant  (01/06/03)  of 1,500  restricted  stock shares, which were awarded,  for the calendar year 2003.  Represents the fair market value on the date of grant  (01/09/02)  of 1,500  restricted  stock shares,  which were  awarded,  for the calendar year
     2002. On December 31, 2003, Mr.  Hairston held 3,000  restricted  shares in the aggregate,  at a value of $163,710.
(12) Represents acquisition of a bank-owned life insurance policy.
(13) The Company did not grant any  restricted  stock  shares or options  during 2001 due to the change in timing of awarding these grants. Awards for 2001 were granted in January 2002.
(14) Dividends on Restricted Stock Awards.
*    Reflects 3-for-2 stock split effective on August 5, 2002.

Equity Compensation Plan Information

The following table sets forth the options, warrants and rights and shares reserved for issuance under the Company’s equity compensation plans, as of December 31, 2003. The Company’s sole equity compensation plan approved by the shareholders is the 1996 Long-Term Incentive Plan. The Company has no equity compensation plans that are not shareholder approved.

                                                                                            Number of securities
                                                                                          remaining available for
                               Number of securities to be         Weighted-average         future issuance under
Plan Category                    issued upon exercise of          exercise price of         equity compensation
                              outstanding options, warrants     outstanding options,          plans, excluding
                                       and rights                warrants and rights      securities reflected in
                                                                                                 column (a)
--------------------------------------------------------------------------------------------------------------------
                                           (a)                           (b)                        (c)

Equity compensation plans
approved by security                     332,583                       $28.50                     273,867
holders

Equity compensation plans
not approved by security                   -0-                           -0-                         -0-
holders
                                         --------                     ---------                  ---------

                Total                    332,583                       $28.50                     273,867
Option Grants

Shown below is information on grants of stock options pursuant to the Company’s incentive plan during 2003 to the named executives in the Executive Compensation Table above. Restricted Stock Awards are disclosed under the Executive Compensation Table.

                                             Stock Option Grants in Last Fiscal Year
                                                       Individual Grants

                                                                                        Potential
                                                                                     Realizable Value

                       Options       Percent of      Option        Expiration                            Grant Date
Name                   Granted       Total Granted   Price ($)     Date           5%            10%      Present
                                                                                                         Value ($)
--------------------------------------------------------------------------------------------------------------------
George A. Schloegel     10, 000       6.18%          $44.71(1)   01-06-2013           -            -     $447,100

Leo W. Seal, Jr.         5,400        3.34%          $44.71(2)   01-06-2013           -            -     $241,434

Carl J. Chaney           9,000        5.56%          $44.71(1)   01-06-2013           -            -     $402,390

John M. Hairston         9,000        5.56%          $44.71(1)   01-06-2013           -            -     $402,390

------------------
(1)      Non-qualified stock options were issued at the fair market value on the date of grant,
         01/06/2003.
(2)      Incentive stock options were issued at the fair market value on the date of grant, 01/06/2003.

Option Exercises

The following Table sets forth certain information regarding individual exercises of stock options during 2003 and unexercised options granted to each of the named executives and held by them at the end of 2003.

                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                     AND FISCAL YEAR END OPTION VALUES

                                                Number of Unexercised Options      Value of In-the-money
                                                                                        Options (1)
                   Shares Acquired       Value
Name                 On Exercise       Realized    Exercisable    Unexercisable   Exercisable     Unexercisable
----------------------------------------------------------------------------------------------------------------
George A.                      0          $0.00      10,219(2)      15,001(3)
Schloegel                                                                         $1,538,648        $563,766
                                                     40,497(3)      10,000(5)
                                                      6,249(4)

Leo W. Seal, Jr.               0          $0.00      19,219(2)         901(3)     $1,177,134       $  65,200
                                                     15,505(3)       3,367(5)
                                                     12,000(4)

Carl J. Chaney                 0          $0.00      13,797(3)       6,001(3)       $416,774        $268,192
                                                                     9,000(5)

John M. Hairston               0          $0.00      14,247(3)       6,001(3)       $463,313        $268,192
                                                      2,250(4)       9,000(5)

-------------------
(1)  Based on closing price on the NASDAQ National Market System of $54.57 on December 31, 2003.
(2)  Stock options are exercisable six months after the date of grant.
(3)  Stock Options granted are exercisable 25% after the first year, then an additional 25% for each of the next three years.
(4)  Stock Options granted are exercisable one year after the date of the grant.
(5)  Stock Options granted are exercisable 20% after the first year, then an additional 20% for each of the next four years.
Director's Fees

Directors of the Company who are not also full-time employees of Hancock Bank or Hancock Bank of Louisiana (i.e. all Directors except Messrs. Seal, Schloegel and Roseberry) receive $600 for each regular and special board meeting attended. Directors of the Company, who are Directors, but not full-time employees of Hancock Bank, receive an additional fee of up to $400 for meetings of the Banks’ Board of Directors attended, provided that such meetings are not held on the same day as meetings of the Company. Directors of the Company who are Directors, but not full-time employees, of Hancock Bank of Louisiana receive an additional fee of up to $275 for meetings of the Bank’s Board of Directors attended, provided that such meetings are not held on the same day as a meeting of the Company. Directors of the Company who attend regional board meetings are paid $250 for each Jackson County Board/Loan Committee Meeting attended and $250 for each Pearl River or Hancock County Board Meeting attended. Directors of the Company who are not full-time employees of Hancock Bank or Hancock Bank of Louisiana and are members of a Bank Committee, also receive $225 for each committee meeting attended, $100 for each loan committee meeting attended.

Bonuses are paid after year-end to the Directors of the Company based upon the Company’s 2003 financial performance as well as the number and type of meetings attended during the year in amounts ranging from $5,000 to $12,500.

From time to time the Company will initiate new business referral programs for the Directors. In 2003, the Company offered a voluntary referral program to the Directors. Nineteen (19) Directors of the Company and subsidiaries participated in the 2003 plan. Directors earned one (1) point for every $1,000 in new business referred to the Company. At year-end, the points were tallied and $1.00 was paid to the Directors for every point. The Company purchased shares off the open market equivalent to the number of dollars each Director earned.

Pension Plan

Hancock Bank, along with some of its affiliated companies, maintains a pension plan (the “Pension Plan”) covering all full-time salaried employees (including executive officers of the Company who are also employees of the Banks) who have completed one (1) year of service and have attained 21 years of age.

The table set forth shows the estimated annual base payments payable under the present benefit formula to persons retiring upon attainment of age 65 in the indicated earnings classifications and with the indicated number of years of service for purposes of computing retirement benefits.

                                                  Pension Plan Table (1) (2) (3)

                                                          Years of Service
Renumeration($)             15          20          25           30          35          40           45           50
-----------------      ----------   ----------  ---------   ----------  ----------  ---------- ------------ ------------
  50,000                  10,398      15,852      20,055       24,258      28,461      32,664       36,868       41,071
100,000                   22,698      34,105      43,112       52,119      61,126      70,132       79,139       88,146
150,000                   34,998      52,359      66,169       79,980      93,790     107,600      121,411      135,221
200,000(2)                47,298      70,613      89,227      107,841     126,454     145,068   163,682(3)   182,296(3)
250,000(2)                47,298      70,613      89,227      107,841     126,454     145,068   163,682(3)   182,296(3)

(1) This table reflects the normal form of benefit under the Pension Plan, which is a life annuity with no payments guaranteed.
(2) The annual amount exceeds the IRC Section 415 limit of $160,000 for a life annuity. The Section 415 limit is indexed so that these amounts may  eventually be paid.
(3) The table also reflects the IRC Section 401(a)(17) which limits compensation for Pension Plan purposes to $200,000 for 2003.

Earnings covered by the Pension Plan consist of base salary and do not include bonuses. The benefit amounts are not subject to reduction for social security benefits, but social security amounts were taken into account under the benefit formula. Covered compensation for the named executive officers as of the end of the last calendar year is: Schloegel $347,800; Seal $107,601; Webb $150,000; Chaney $180,360, and Hairston $168,200.

Assuming continued employment, the years of service at age 65 for Mr. Schloegel will be 46 years; Mr. Seal will be 42; Mr. Webb will be 47; Mr. Chaney will be 27, and Mr. Hairston will be 34 years.

Executive Supplemental Reimbursement Plan

Hancock Bank maintains an Executive Supplemental Reimbursement Plan ("ESR Plan") for members of the Banks' Management Committee. Currently, Leo W. Seal, Jr., George A. Schloegel, Charles A. Webb, Jr., Carl J. Chaney and John M. Hairston are five of the 8 members of the Management Committee. Under the ESR Plan, Hancock Bank will pay or reimburse each participating committee member up to $5,000 of expenses that the committee members incurs during each calendar year for life insurance, education, residential security systems and club dues. If the amount paid or reimbursed for a committee member is less than $5,000 for a calendar year, the unused portion will be contributed to the Executive's Deferred Compensation Plan for all members except Leo W. Seal, Jr. An administrative committee of at least three persons appointed by the Board of Directors of Hancock Bank administers and interprets the plan and has sole discretion to award any benefit to committee members.

Deferred Compensation Agreements

The Company has deferred compensation agreements with Mr. Schloegel. Under the terms of these agreements upon retirement at or after normal retirement age, Mr. Schloegel will receive monthly benefits of $17,325 for 240 months. In the event of Mr. Schloegel's death, either before or after retirement, such benefits shall be paid to his beneficiaries. If Mr. Schloegel's employment terminates for any reason other than retirement at or after normal retirement age or death, no benefits will be paid under the deferred compensation agreements. The obligations of the Company under these agreements are unfunded and unsecured promises to pay.

On June 6, 2002, the Company adopted a death benefit arrangement for the benefit of Mr. Seal. Under the terms of the arrangement, the designated beneficiaries of Mr. Seal will receive a single-sum benefit. The amount of the death benefit is equal to $636,735, increased by $1,500 for each month of Mr. Seal's service on or after July 1, 2002, and adjusted for applicable investment returns. The Company has established a trust to fund its benefit obligation under the arrangement. As of December 31, 2003, the amount of the death benefit payable under the arrangement was $710,167.

Change of Control Arrangements

The Company does not have employment contracts with the executive officers named in the Summary Compensation Table. Each of the named executives, however, has a change of control agreement that, among other things, assures the individual of at least three year's employment (or, in certain instances, severance payments) in the event of a change of control of the Company. If the executive is terminated by the Company after the change of control except for cause or as a result of the executive's disability, then the executive is entitled to a severance payment equal to a percentage of base salary and bonus, which percentage varies depending on the executive's agreement with the Company from 99% to 199%. The executive is also entitled to a severance payment if the executive resigns because of a material change in duties or relocation as the result of the change of control of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. This report reflects the Company's compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Compensation Committee. The Committee determines annual base salary adjustments and annual bonus awards.

Executive Officer Compensation

The Company's compensation program for executive officers consists of two key elements: a base salary and an Annual Incentive Plan based on the Company's operating earnings. The Committee believes this approach best serves the interest of stockholders by ensuring that executive officers are compensated in a manner that advances both the short- and long-term interests of stockholders.

Base Salary

Salaries paid to executive officers (other than Mr. Seal and Mr. Schloegel) are reviewed annually by the Chief Executive Officer, ("C.E.O.") of the Company and the Director of Human Resources based upon his subjective assessment of the nature of the position, the contributions, experience and company tenure of the executive officer. The C.E.O. then makes his suggestion as to adjustments in base salary for all the executive officers to the Compensation Committee. Additionally, the Company uses multiple sources including subscribing to and participating in the Watson-Wyatt Data Survey for Financial Institutions Compensation, the Mississippi and Louisiana Bankers Associations' surveys and consulting with SNL Study and Mercer Human Resources Consulting, Inc. These sources provide the Compensation Committee with comparative compensation data from the Company's market areas and its peer groups. This information is used by the Compensation Committee to ensure that it is providing compensation opportunities comparable to its peer group, thereby allowing the Company to retain talented executive officers who contribute to the Company's overall and long-term success.

Annual Incentive Plan

Each fiscal year, the C.E.O., working with the Director of Human Resources, the Chief Financial Officer and other Company executives, develops a Company-wide bonus pool. The size of the bonus pool is based upon a subjective assessment of overall Company and departmental performance as compared to budgeted and prior year performance, and the extent to which the Company achieved its overall financial performance goals and return on stockholders' equity.

The bonus pool is then sent to the Board of Directors of the Company for modifications and approval. Once the bonus pool is finalized and approved by the Board, the C.E.O. and the President of the company make individual bonus recommendations for executive officers (excluding Mr. Seal and Mr. Schloegel) based upon individual contributions to the Company's short-term and long-term goals achieved for the year.

Annual Incentive Stock Awards

The 1996 Hancock Holding Company Long-Term Incentive Plan (the "Long-Term Incentive Plan") that was approved by the Company's shareholders in 1996 is designed to provide annual incentive stock awards. The Long-Term Incentive Plan currently restricts the combined number of stock options and restricted stock awards to a maximum of 2% of the outstanding shares as reported in the Company's previous year's 10-K. Only 1/3 of the shares available for award each year may be awarded in restricted stock awards or performance stock awards

Annually, the C.E.O. and the President of the Company assess the performance of the Company, the individual executive officer's contributions, and the attainment of individual and departmental goals and use this in making recommendations to the Committee on executive long-term awards. Long-Term Incentives, both restricted stock awards and incentive stock options, are granted as an inducement for executives to enhance the growth of the Company and shareholder value.

In determining the compensation to be paid to the Company's executive officers in 2003, the Compensation Committee employed these compensation policies designed to align the compensation with the Company's overall business strategy, values, and management initiatives. These policies are intended to reward executives for long-term strategic management and the enhancement of shareholder valu and support a performance-oriented environment that rewards achievement of internal goals.

Chief Executive Officer and President Compensation

In determining the compensation for Mr. Schloegel, the Company's Vice Chairman and Chief Executive Officer, and Mr. Seal, the Company's President, the Compensation Committee took into consideration overall performance of the Company in addition to publicly disclosed compensation of chief executive officers of other bank holding companies of similar asset size, performance, growth and demographics.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Directors, Officers, and Principal Shareholders of the Company and their associates have been customers of the Banks from time to time in the ordinary course of business and additional transactions may be expected to take place in the future. All loans to such persons were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or embody other unfavorable features.

During the fiscal year 2003, the Company purchased three (3) vehicles totaling $133,837 from Estabrook Motor Co., Inc. of which Mr. James B. Estabrook, Jr. is President. It is the opinion of management of the Company, the terms and conditions of these vehicle acquisitions are normal, customary and no less favorable to the Company than would be available from unaffiliated parties.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

The U.S. Securities and Exchange Commission requires that the Company include in its Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a performance indicator of the overall stock market and either a nationally recognized industry standard or an index of peer companies selected by the Company. The broad market index used in the graph is the NASDAQ Market Index. The peer group index is a group of financial institutions in the Southeast with assets ranging from $1.5 billion to $5 billion, a list of the Companies included in the index follows the graph.

                                   COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                                         AMONG HANCOCK HOLDING CO.,
                                  NASDAQ MARKET INDEX, AND CUSTOM PEER GROUP

                                      ASSUMES $100 INVESTED ON DEC. 31, 1998
                                           ASSUMES DIVIDEND REINVESTED
                                         FISCAL YEAR ENDING DEC. 31, 2003

Southeast Regional Bank Custom Peer group consisting of:
Alabama National Bancorp             First Charter Corp.                 United Bancshares, Inc. (WV)
BancorpSouth, Inc.                   Republic Bancshares, Inc.           Wesbanco Inc.
Capital City Bank Group              Simmons First National Corp.        Whitney Holding Corp.
City Holding Co. (WV)

BOARD COMMITTEES AND MEETINGS

The Company has an Audit Committee, which is currently composed of independent directors (as the term independent is defined by NASDAQ listing standards) Christine L. Smilek, J. F. Boardman, Jr., and James H. Horne. The Company's Board of Directors has determined that Ms. Smilek, a practicing CPA, is an audit committee financial expert as that term is defined in pertinent regulations. She also serves as Chairperson of the Audit Committee. The Audit Committee may from time to time call upon certain advisers including directors of the Company's subsidiaries and director emeriti. The Audit Committee acts pursuant to a written Audit Committee Charter, a copy of which is attached as Appendix A to the Proxy Statement. The Audit Committee oversees the operation of the Company's Audit Department and makes recommendations to the Board of Directors concerning the independent accountants for the Company and its subsidiaries. The Audit Committee met eleven (11) times during 2003. The Audit Committee's Pre-Approval Policies and Procedures are attached hereto as Appendix B.

The Company has a Compensation Committee, which determines the salary of the executive officers of the Company. The Compensation Committee met six (6) times during 2003 and is composed of the following independent directors; Frank E. Bertucci, J. F. Boardman, Jr., James B. Estabrook, Jr., James H. Horne, Charles H. Johnson, Sr., and Christine L. Smilek.

The Company has a Nominating Committee consisting of three (3) independent directors (as the term independent is defined by NASDAQ listing standards) Charles H. Johnson, Sr. (Chairperson), Christine L. Smilek, and James H. Horne. The Nominating Committee provides oversight on a broad range of issues surrounding the composition and operation of the Board of Directors of Hancock Holding Company. The Nominating Committee has a charter which is available on the Company's website www.hancockbank.com. The Nomination Committee met four (4) times during 2003.

Nominations for the election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company's Secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of: (i) the date that notice of the date of the meeting was first mailed to the shareholders, or (ii) the date on which public disclosure of such date was made. The shareholder's notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company's Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder's notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the class and amount of such shareholder's beneficial ownership of the Company's Preferred and Common Stock.

If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder's nomination should not be brought before the meeting and that such nominee shall not be eligible for election as Director of the Company.

It is the Nominating Committee's policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be followed by Stockholders

To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Committee, care of Paul D.
Guichet, Vice President, Investor Relations, at the main office of the Company:

1. The name of the person recommended as a director candidate;

2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serve as a director if elected;

4. As to the shareholder making the recommendation, the name and address, as they appear on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.
Minimum Qualifications

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company's bylaws. A candidate also must meet any qualification requirements set forth in any Board or Committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory obligations.

The Board of Directors of the Company met a total of twelve (12) times during the year ended December 31, 2003. During 2003, all Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees on which they served.

The Company has implemented a shareholder communication process to facilitate communication with its Board of Directors. All shareholder communications to the Board of Directors should be forwarded to the attention of Paul D. Guichet, Vice President-Corporate Investor Relations Department, Hancock Holding Company, P.O. Box 4019, Gulfport, MS 39502. Email address; Paul_Guichet@Hancock Bank.com.

It is the Company's policy that members of the Board of Directors attend the annual meeting of shareholders. At the 2003 annual meeting, eight directors of the Company were in attendance.

PRINCIPAL ACCOUNTING FIRM FEES

During the last two (2) fiscal years, the Company paid Deloitte & Touche LLP fees as follows:

Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $179,200 and $179,200 for the fiscal year ended December 31, 2002.

Audit-related Fees. The aggregate fees billed by Deloitte & Touche LLP in each of the last two fiscal years for assurance and related services that were reasonably related to the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003 were $39,300 and $38,900 for the fiscal year ended December 31, 2002.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by Deloitte & Touche LLP for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2003 were $71,100 and $69,000 for the fiscal year ended December 31, 2002.

All Other Fees. The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above, were $25,000 for the fiscal year ended December 31, 2003 and $2,100 for the fiscal year ended December 31, 2002.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal 2003, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended by Statement on Auditing Standards 90, Audit Committee Communications. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committee, and has discussed with the independent auditors the auditor's independence.

The Audit Committee has discussed with the Company's management and independent auditors the process used for certifications by the Company's Chief Executive Officer and Chief Financial Officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission. The Board of Directors adopted a new Audit Committee charter, which meets the new requirements of the Sarbanes-Oxley Act of 2002, and new rules promulgated by the Securities and Exchange Commission.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Company's Audit Committee:

James H. Horne                 J. F. Boardman, Jr.           Christine L. Smilek

ADDITIONAL INFORMATION

The Annual Report of the Company for the fiscal year ended December 31, 2003 is enclosed. The Annual Report is not to be regarded as proxy soliciting material. Any shareholder who has not received an Annual Report may obtain one from the Company. The Company also will provide, without charge, copies of its Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the U. S. Securities and Exchange Commission. Shareholders wishing to receive a copy of the Annual Report on Form 10-K are directed to write George A. Schloegel, Vice Chairman, at the address of the Company.

PROPOSALS FOR 2005 ANNUAL MEETING

Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of Proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than September 27, 2004. After this date, a stockholder who intends to raise a proposal to be acted upon at the 2005 annual meeting of shareholders must inform the Company in writing no later than December 14, 2004. If notice is not provided by that date, the Company Board may exclude such proposal from being acted upon at the 2005 meeting. Further, the persons named in the Company proxy for the 2005 Annual Meeting will be allowed to exercise their discretionary authority to vote upon such proposal without the matter having been discussed in the Proxy Statement for the 2005 Annual Meeting.

By Order of the Board of Directors

/s/ George A. Schloegel
-----------------------------------
George A. Schloegel
Chief Executive Officer

Dated:  January 29, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER
Role and Independence

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the corporation and other such duties as directed by the Board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise as defined by the Securities and Exchange Commission (“SEC”). Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees set forth in the corporate governance standards of NASDAQ and the SEC. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditor and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for the purpose.

The Board of Directors shall appoint one member of the Audit Committee as Chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The Chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the Director of Internal Audit.

Responsibilities

The Audit Committee’s primary responsibilities include:

Sole authority to appoint or replace the independent auditor. In so doing, the committee will requires from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor’s independence, and recommend to the board any actions necessary to oversee the auditor’s independence.

Direct responsibility for the compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee. The committee shall ensure the rotation of the lead audit partner as required by law.

Pre-approval of all auditing services and permitted non-audit services to be performed by the independent auditors.

Providing the guidance and oversight to the internal audit activities of the corporation including reviewing the organization plans and results of such activity.

Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

Reviewing with management and the independent auditor, the quarterly financial information prior to the Company’s filing of Form 10-Q. The committee or its Chairperson may perform this review.

Review disclosures made by the CEO and CFO during their certification process for the Form10-K and Form 10-Q.

Discussing with management, the internal auditors and the external auditors the quality and adequacy of the Company’s internal controls.

Approve procedures for the confidential, anonymous submission by employees of concerns regarding accounting and auditing matters. Procedures will include receipt, retention and treatment of complaints to include no retaliation against the employee.

Discussing with management, the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

Reporting Audit Committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

APPENDIX B

HANCOCK HOLDING COMPANY
Audit and Non-Audit Service Pre-Approval Policy
I. Purpose of Policy

Under the Sarbanes-Oxley Act of 2002 (the “Act”), and the rules of the Securities and Exchange Commission (the “SEC”), the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), is responsible for the appointment, compensation and oversight of the work of the independent auditor.

The purpose of the provisions of the Act and the SEC rules for the Audit Committee role in retaining the independent auditor is twofold. First, the authority and responsibility for the appointment, compensation and oversight of the auditor should be with directors who are independent of management. Second, any non-audit work performed by the auditor should be reviewed and approved by these independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor.

To implement the provisions of the Act, the SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee is adopting this Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved.

II. Statement of Principles

A. Prohibited Services

The Audit Committee will not approve nor will the Company’s independent auditor perform for the Company any services that constitute Prohibited Activities as defined by the Act or by regulations promulgated by the SEC. These prohibited activities include:

(1) bookkeeping or other services related to the accounting records or financial statements of the audit client;

(2) financial information systems design and implementation;

(3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4) actuarial services;

(5) internal audit outsourcing services;

(6) management functions or human resources;

(7) broker or dealer, investment adviser, or investment banking services;

(8) legal services and expert services unrelated to the audit; and

(9) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Non-Prohibited Services

The SEC’s rules establish two different approaches to pre-approving non-prohibited services. Proposed non-prohibited services may be pre-approved either by the Audit Committee agreeing to a general framework with descriptions of allowable services (“general pre-approval”) or by the Audit Committee pre-approving specific services (“specific pre-approval”).

The Company’s Audit Committee believes that the combination of these two approaches will result in an effective and efficient procedure to pre-approve services that may be performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

III. Services Subject to General Pre-approval

A. Audit Services

The annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements. Audit services also include the attestation engagement for the independent auditor’s report on management’s assertion on internal controls for financial reporting. The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Company structure or other items. The Audit Committee will request that the audit engagement letter with the independent auditor be addressed to the Chairman of the Audit Committee and that the Chairman of the Audit Committee execute the engagement letter on behalf of the Company.

B. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements (e.g., research and consultation regarding accounting and financial reporting transactions). Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee will grant general pre-approval to audit-related services.

C. International Assignee Administration and Tax Services

The independent auditor can provide international assignee administration and tax services, such as tax compliance, tax planning, tax advice, and expatriate support services to the Company’s expatriate population without impairing the auditor’s independence. Hence, the Audit Committee will grant general pre-approval to international assignee administration and tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence.

D. Non-U.S. Income Tax Compliance Services

The independent auditor can provide non-U.S. income tax compliance services to the Company without impairing the auditor’s independence. Hence, the Audit Committee will grant general pre-approval to the tax compliance services that have been historically provided by the auditor, that the Audit Committee has reviewed and believes will not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence.

E. Pension and Benefit Plan Consulting and Compliance Services

The independent auditor can provide pension and benefit plan consulting and compliance services to the Company without impairing the auditor’s independence. Hence, the Audit Committee will grant general pre-approval to the pension and benefit plan consulting and compliance services that have been historically provided by the auditor, that the Audit Committee has reviewed and believes will not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence.

IV. Services Subject to Specific Pre-approval

A. Preparation of Statutory Accounts and Tax Planning Services

The Audit Committee believes that there exists the potential for impairment of auditor independence or for an overlap with prohibited services for certain tax planning services and for the preparation of non-U.S. statutory accounts. Accordingly, specific pre-approval will be required for these services in order for the Audit Committee to have an opportunity to review the scope of work to be provided by the auditor in connection with these services.

B. All Other Services

All other services not described in III. above are subject to specific pre-approval and engagement by the Audit Committee.

V. Procedures

The procedures the Audit Committee will employ in implementing this policy are as follows:

A. In advance of the October Audit Committee meeting each year, the Chief Financial Officer and the independent auditor shall jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to general pre-approval. B. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year at its regularly scheduled October meeting. The fee amounts on the schedule will be updated as necessary at any subsequent Audit Committee meetings. Additional pre-approval will be required if actual fees for a service are expected to exceed 10% of the originally pre-approved amount. This additional pre-approval should be obtained in the same manner as a specific pre-approval described below. C. If, subsequent to the general pre-approval of scheduled services by the Audit Committee, the Company would like to engage the independent auditor to perform a service not included on the general pre-approval schedule, a request should be submitted to the General Counsel and the Vice President of Internal Audit. If they determine that the service can be performed without impairing the independence of the auditor, then a discussion and approval of the service will be included on the agenda for the next regularly scheduled Audit Committee meeting. If the timing for the service needs to commence before the next Audit Committee meeting, the chairman of the Audit Committee, or any other member of the Audit Committee designated by the Audit Committee, can provide specific pre-approval. D. Approval by the Audit Committee for the auditor to perform any non-audit service does not require that management engage the Company's independent auditor to perform those services. Company's management may engage other third parties to perform non-audit services for which the Audit Committee has given pre-approval to be performed by the independent auditor. E. Once the Audit Committee has given pre-approval for services to be performed by the independent auditor, the appropriate Company management may engage the auditor and execute any necessary document for the performance of non-audit services within the scope of the pre-approval.

VI. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other Audit Committee member or members. The member to whom such authority is delegated should report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Audit Committee will not delegate to management the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor.